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[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit 10.21
DEFINITIVE COMMERCIAL AGREEMENT
This Definitive Commercial Agreement (the “Agreement”) is entered into this 21st day of April, 2006 by and between:
Rhein Biotech NV, incorporated under the laws of the Netherlands having its registered office at Oude Maasstraat 47, NL 6229 BC Maastricht, The Netherlands (hereinafter “RBNV”);
And
Rhein Biotech GmbH, formed and in good standing under the laws of Germany, having its seat in Dusseldorf, Eichsfelder Strasse 11, 40595, Germany, (“RBG”);
And
Dynavax Technologies Corporation, a USA corporation having its offices at 2929 Seventh Street, Suite 100, Berkeley, CA 94710 USA (“Dynavax”).
(With each of RBNV, RBG and Dynavax, referred individually as a “Party” and collectively as the “Parties”)
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     Whereas, Crucell NV (“Parent”) is the owner of substantially all of the share capital of Berna Biotech AG (“Berna”), which is the owner of substantially all of the share capital of RBNV, which is in the vaccine business and owns 100 percent of the share capital of RBG;
     Whereas, Dynavax is in the vaccine development business and is a party to a License and Supply Agreement with Berna;
     Whereas, Dynavax is purchasing RBG, and RBNV is selling RBG to Dynavax, under the Share Sale and Purchase Agreement dated March 27, 2006;
     Whereas, RBNV and Dynavax have entered into a Letter of Intent dated March 10, 2006, in connection with the purchase of the RBG stock and the commercial agreements associated therewith (the “Letter of Intent”), for the purpose of reaching non-binding understanding as to certain terms and binding understanding as to others (as set forth therein), in order to negotiate a written share purchase agreement and written commercial agreements (jointly the “Definitive Agreements,” more particularly defined below);
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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     And Whereas, RBNV and Dynavax have negotiated the Definitive Agreements, including the terms of the Agreement, which provides, inter alia, for the termination of certain pre-existing agreements among the Parties (including superseding such Letter of Intent with regard to the subject matter of this Agreement), and the granting of certain license and other rights, as more specifically described hereinbelow.
     NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, the Parties agree as follows:
SECTION 1. DEFINITIONS. The following initially capitalized terms have the following meanings when used in this Agreement (and derivative forms of them will be interpreted accordingly):
1.1	“Affiliate” means, as to any person or entity, any other person or entity, which controls, is controlled by, or is under common control with such person or entity. A person or entity shall be regarded as in control of another entity only if it owns or controls, directly or indirectly, at least fifty percent (50%) of the equity securities or other ownership interests in the subject entity entitled to vote in the election of directors or with the power to direct or elect management of such subject entity. Affiliates of RBNV include Parent, Green Cross Vaccine Corp. (an entity organized under the laws of the Republic of Korea), Rhein Vaccines B.V., Berna Biotech A.G., and Crucell Holland B.V.,. Affiliation shall be determined based on RBG being wholly owned by Dynavax, and not owned at all by RBNV.

1.2	“Alum” means any composition that is or contains aluminum in any form, regardless of whether [ * ]

1.3	“Asian Country” means any country geographically located on the continent of Asia. To be clear, the Asian Countries exclude Australia and New Zealand.

1.4	“Closing Date” means the first date set forth above.

1.5	“Control” means, with respect to a particular item of know-how or a particular Patent at a given date, the ownership of or a license under, together with the right to grant a license or sublicense of the scope set forth in the Agreement under, such item of know-how or Patent, without breaching any written agreement with a third party in existence as of such date.

1.6	“Cytovax” means the prophylactic cytomegalovirus vaccine currently under development in NovoVacs BV.

1.7	“Cytovax Program Products” means [ * ] , including Cytovax.

1.8	“Definitive Agreements” means (i) the Share Sale and Purchase Agreement (parties are RBNV and Dynavax) dated as of March 27, 2006; (ii) this Agreement (parties are RBNV, RBG, and Dynavax); (iii) the Supervax Exclusive License Agreement dated as of the Closing Date (parties are RBNV, RBG and Green
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Cross); (iv) the Termination Agreement dated as of the Closing Date (parties are Berna and Dynavax); and (v) the Waiver Agreement relating to the employee stock plans (by managers and employees of RBG) dated as of the Closing Date.

1.9	[ * ]

1.10	“Dynavax Notice” has the meaning given in the first paragraph of Section 3.1.

1.11	“Existing Contracts” has the meaning given in Section 2.1.

1.12	“Heplisav” means Dynavax’s current Hepatitis B vaccine containing Hepatitis B surface antigen and Dynavax’s 1018 ISS.

1.13	“Heplisav Program Product” means [ * ] In this context, [ * ] The product Heplisav is included among the Heplisav Program Products.

1.14	[ * ]

1.15	“High Cost Registration European Countries” means all countries that are members of the European Union as of the Closing Date, and Norway, Switzerland and Iceland, other than the Low Cost Registration European Countries.

1.16	“Know How” means all materials, information, experience and data, formulae, procedures, results and specifications, in written or electronic form, that (i) are Controlled by RBG or RBNV as of the Closing Date, (ii) are not generally known and (iii) are not subject to a third party confidentiality obligation that prevents RBG or RBNV from disclosing the same. Know How includes the Master Cell Line.

1.17	“Low Cost Registration European Countries” means any country within the European Union as of the Closing Date, and Norway, Switzerland and Iceland, in which the approval for marketing of a vaccine product [ * ]

1.18	“Master Cell Line “ means the [ * ] strain, designated as [ * ] that exists as master cell banks designated as [ * ] and working cell banks designated as [ * ] as such cell line is described and referred to in the following IND filed with the FDA: [ * ] This strain is referred to between the Parties as the [ * ] strain.

1.19	“Patents” means all granted patents, including utility models and certificates of invention, and reissues, reexaminations, supplementary protection certificates, extensions, and term restorations thereof, and patent applications, including any continuations, continuations-in-parts, divisionals thereof, and the like.

1.20	[ * ] is defined by reference to [ * ] it [ * ] to [ * ] or [ * ] for a [ * ]
(a)	[ * ] means to [ * ] and [ * ] a [ * ] or [ * ] of [ * ] are [ * ] pursuant to a [ * ] that provides that [ * ] of [ * ] as a [ * ] from [ * ]
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(b)	[ * ] to [ * ] or [ * ] for [ * ] of a [ * ] in [ * ] or [ * ] for the [ * ] of [ * ] the [ * ] in a [ * ] for [ * ] which [ * ] is [ * ] of this definition [ * ] qualify [ * ]
1.21	“RBG IP” means RBG Patents and the related Know How, both as of the Closing Date.

1.22	“RBG Patents” means Patents Controlled by RBG as of the Closing Date that are listed in Exhibit 1.16.

1.23	“Supervax” shall mean the current prophylactic two dose Hepatitis B vaccine that includes the [ * ] adjuvant. [ * ]

1.24	“Supervax Program Products” means all prophylactic Hepatitis B vaccines that contain all of the following: [ * ] The Supervax Program Products include Supervax.

1.25	“Theravax” means a therapeutic Hepatitis B vaccine that contains all of [ * ]

1.26	“Theravax Program Products” means all therapeutic Hepatitis B vaccines that contain all of [ * ] The Theravax Program Products include Theravax.

1.27	“Traditional Hepatitis B Vaccine” means any vaccine that contains [ * ] For the avoidance of doubt, Traditional Hepatitis B Vaccine includes the following Hepatitis B vaccines registered at Closing: [ * ]
In addition, throughout this Agreement the words “include” (and all conjugations of it), “such as” and “for example” shall each be deemed to be followed by the words “without limitation,” “but without limitation,” or similar language against construing the language as limiting.
SECTION 2. CONFIRMATION, AMENDMENT AND TERMINATION OF EXISTING CONTRACTS AMONG THE PARTIES
2.1	Confirmation of Existing Contract Obligations. Except for the March 1, 2005 Agreement between RBG, RBNV and Berna (which is terminated by the Share Sale and Purchase Agreement), and except to the extent specifically modified herein and/or by a separate amendment attached hereto as an Exhibit, all terms of pre-existing (prior to the Closing Date) contracts among RBG on the one hand and RBNV, and its Affiliates, on the other hand the “Existing Contracts;” the Existing Contracts exclude the Definitive Agreements), are hereby confirmed and remain in full force and effect.

2.1.1	The Parties hereby agree that this Agreement sets forth the entire understanding between the Parties and their Affiliates with respect to the ownership of, all licenses to, and all rights to use and practice, the RBG IP and the [ * ] strain (here and everywhere else used in this Agreement where we refer to [ * ] we mean the strain [ * ] as described in [ * ] Release Testing, Genetic and Product Characterisation). That is to say, where we refer above to “except to the extent
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specifically modified hereunder,” the grants of licenses under and rights to use and practice the RBG IP set forth in this Agreement is, together with the remainder of this Section 2.1.1 and Sections 2.4 and 2.5, are intended to supersede all prior understandings with respect to the ownership of, licenses under, and rights to use RBG IP and the [ * ] strain, and to set forth the Parties’ entire agreement with respect to all of the foregoing matters mentioned in this sentence. RBNV and its Affiliates hereby acknowledge that they have no ownership or license rights in the RBG IP (excluding the Master Cell Line) and the [ * ] strain other than the license rights set forth in this Agreement. RBNV acknowledge that they have no financial interest in the RBG IP or [ * ] strain other than as set forth in Section 2.4 and 2.5.

2.2	Termination of Berna Agreement. The Termination Agreement between Dynavax and Berna, which sets forth the Parties’ mutual agreement to terminate the License and Supply Agreement, dated November 19, 2003, is attached as Exhibit 2.2. Thus, such License and Supply Agreement is terminated. Section 2.1 of this Agreement shall not viewed or deemed in any way to resurrect it.

2.3	Assignment of Supervax Trademark Rights. The Supervax Trademark Assignment Agreement between RBG and Berna is attached as Exhibit 2.3.

2.4	Fully Paid-Up License Rights. All Patent and Know-How rights, including RBG Patents rights, granted to RBNV, RBG, and their Affiliates, in pre-existing agreements between or among RBNV, RBG and their Affiliates, are hereby paid-up and royalty-free at the Closing Date. With the exception of (1) any outstanding invoices at Closing, (2) the arrangements specifically made and/or referenced in the Definitive Agreements executed at Signing and/or Closing (such as the profit share for Supervax, the loan repayments, any outstanding accounts payable, any open invoices, and the payments under Section 2.5) and (3) the [ * ] between RBG and RBNV described in the October 1, 2005 Addendum to License Agreement (between RBG and GCVC dated June 30, 1998) with respect to the License and Technology Transfer Agreement between [ * ] sharing arrangement is also referred to at the end of Section 2.5). RBG and RBNV hereby waive all rights to any and all claims to all monies owed under such pre-existing agreements. If RBNV or RBG requests in writing, RBG or RBNV, respectively, shall promptly execute, and deliver to the other, any formal amendment documents confirming the waiver of any monetary obligations owing thereto and/or to its Affiliates and specific to the aforesaid pre-existing documents. Such confirmations must be consistent with this Agreement and the other Definitive Agreements. Such confirmations shall not have any force of effect to the extent inconsistent with this Agreement and/or any of the other Definitive Agreements.

2.5	RBNV Rights to RBG Third Party License Revenues. RBG shall pay to RBNV all monies (excluding those already included in RBG’s accounts receivable as of the Closing Date) received by RBG from third parties pursuant to obligations in license agreements with RBG, which agreements exist on the Closing (other than current licenses with RBNV and its Affiliates and specifically
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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excluding [ * ] and the License and Technology Transfer Agreement between [ * ] ) (“Current Licenses”), to the extent that such monies exceed [ * ] annually after adjustment for payments owed (a) based on agreements existing at Closing, to other third parties from such monies (including any royalties due to such other third parties on in-licensed IP sublicenses to the RBG licensees), and (b) for intellectual property that becomes licensed under the Current Licenses due to RBG obtaining control thereof after the Closing Date, to such third parties pursuant to the written agreement by which RBG obtains such control. For the purposes of clarity, these payments shall not include any payments received by RBG with respect to its Supervax Program Products, Theravax Program Products and Cytovax Program Products. RBNV shall have reasonable audit access to records of such payments on reasonable terms and at reasonable times. Such audits must be performed by a reputable certified public accountant, under appropriate obligations of confidentiality. Such audits shall not be made more frequently than once annually, no later than three (3) years after the payment period being audited.
     Current Licenses specifically exclude the following:
(a)	[ * ]

(b)	[ * ]
With respect to such [ * ] the [ * ] referred to in the October 1 2005 Addendum to License Agreement (between RBG and GCVC dated June 30, 1998) shall continue in full force and effect.
SECTION 3. SUPERVAX RIGHTS OF FIRST REFUSAL AND FIRST NEGOTIATION
3.1	European Countries (other then Low Cost Registration European Countries). Dynavax, or an Affiliate thereof, shall promptly notify RBNV in writing within [ * ] of taking its decision to develop the first Supervax Program Product (and thereafter within [ * ] after it takes such decision with respect to each subsequent Supervax Program Product not already (at the time of such decision) subject to a pre-existing third party agreement) for any High Cost Registration European Countries (“Dynavax Notice”). Dynavax, and/or an Affiliate thereof, shall not [ * ] the (i) development and commercialization (including marketing and selling), and/or (ii) distribution and/or sale of such Supervax Program Product(s) for and in High Cost Registration European Countries until after the Parties have exercised their commercially reasonable efforts according to this Section 3.1 (unless RBNV fails to provide within the time period stated in Section 3.1.1 a notice that RBNV wishes to negotiate with Dynavax or its Affiliate under that Section).

3.1.1	Schedule and Procedure. Within [ * ] of receiving notification pursuant to Section 3.1, RBNV, or an Affiliate thereof, may notify Dynavax in writing of RBNV’s, or an Affiliate’s, intention to negotiate a development and commercialization agreement with Dynavax or an Affiliate thereof (the “RBNV
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Notice”). If RBNV, or an Affiliate thereof, does not provide the RBNV Notice, then Dynavax may deem the failure to answer as a negative response and shall be free to proceed with third-party transactions regarding such Supervax Program Product rights in any and/or all of the countries mentioned in the Dynavax notice, without restriction.

3.1.2	Within [ * ] of receiving the RBNV Notice, Dynavax, or an Affiliate thereof, shall provide RBNV with a good faith written proposal for a development and commercialization agreement (at a term sheet or greater level of detail, but not required to be at the level of a fully drafted agreement), which may, at Dynavax’s discretion, [ * ] for such Supervax Program Product in the specific country or countries (“Dynavax Proposal”).

3.1.3	Within [ * ] of receipt by RBNV of the Dynavax Proposal (“Negotiation Period”), RBNV and Dynavax, or their designated Affiliates, shall exercise their commercially reasonable efforts to negotiate, [ * ] the terms of such development and commercialization arrangement, including [ * ] .

3.1.4	Dynavax, or an Affiliate thereof, shall not offer more favorable terms, such as an offer that does not require the sharing of development costs (if the offer to RBNV included such sharing), than those offered to RBNV under Section 3.1.2 (if a proposal under such Section was required of Dynavax), within [ * ] from the expiration of the Negotiation Period, unless those terms have first been offered to, and rejected by, RBNV, which rejection or approval shall be provided within [ * ] of notification. A failure to respond within such [ * ] shall be considered a rejection. After such [ * ] period, Dynavax, RBG and their Affiliates shall be free to proceed with third-party transactions regarding such Supervax Program Products rights in any and/or all of the countries mentioned in the Dynavax notice, without restriction.
Dynavax is entitled to provide the Dynavax Notice to RBNV with respect to one or more High Cost Registration European Countries. Dynavax may also choose (in its sole discretion) to include in the Dynavax Notice Low Cost Registration European Countries, and is not required to proceed separately, contemporaneously or later under Section 3.2. RBNV is not entitled to pick and choose among countries in a Dynavax Notice, but rather must respond on a group basis to the country or countries that is or are included in the Dynavax Notice.
Dynavax is entitled to provide the Dynavax Notice to RBNV with respect to one or more Supervax Program Products. RBNV is not entitled to pick and choose among Supervax Program Products in a Dynavax Notice, but rather must respond on a group basis to the Supervax Program Product(s) that is or are included in the Dynavax Notice.
3.2	Asian Countries and Low Cost Registration European Countries. Dynavax, or an Affiliate thereof, shall promptly notify RBNV in writing within [ * ] of taking its decision to [ * ] in any Asian Country(ies) and/or Low Cost Registration European Country(ies). Such decision must only be made if the Supervax Program Product and data regarding it is such that it shall be at a stage
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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that it would be reasonable to [ * ] it being understood and agreed that if in the particular country it is customary that [ * ] Dynavax, and/or an Affiliate thereof, shall not [ * ] any third party for the sale and/or distribution of Supervax for and in any Asian Country(ies) and/or Low Cost Registration European Country(ies) until after the Parties have exercised their commercially reasonable efforts according to this Section 3.2 (unless RBNV fails to provide a notice that it wishes to negotiate with Dynavax or its Affiliate under Section 3.2.1 within the deadline stated in such Section in which case Dynavax and RBG are free to proceed regarding such Supervax Program Product rights for the country(ies) mentioned in the notice, without restriction).

3.2.1	Schedule and Procedure. Within [ * ] of receiving notification pursuant to Section 3.2, RBNV, or an Affiliate thereof, may notify Dynavax in writing of RBNV’s, or an RBNV Affiliate’s, intention to negotiate a commercialization agreement with Dynavax, or an Affiliate thereof, with respect to the Asian Country(ies) and/or Low Cost Registration European Country(ies) mentioned in Dynavax’s or its Affiliate’s notice (such notice from RBNV, the “RBNV Notice”). If RBNV, or an Affiliate thereof, does not provide the RBNV Notice, then Dynavax may deem the failure to answer as a negative response. In that case, Dynavax and RBG are free to proceed regarding such Supervax Program Product rights for the country(ies) mentioned in their notice, without restriction.

3.2.2	Within [ * ] of receipt of the RBNV Notice, RBNV and Dynavax, or their designated Affiliates, shall exercise their commercially reasonable efforts to negotiate, [ * ] in good faith, the essential terms and conditions of sales and distribution, including [ * ] .

3.2.3	In case negotiations under Section 3.2.2 (if required to be initiated thereunder) do not result, within the specified [ * ] in an agreement as specified in Section 3.2.2, Dynavax, or an Affiliate thereof, may [ * ] provided that Dynavax, or an Affiliate thereof, shall not offer to such third parties more favorable terms than those offered to RBNV, within [ * ] after the end of discussions under Section 3.2.2 without first offering such more favorable terms to RBNV. RBNV is obliged to respond yes or no to the more favorable terms within [ * ] A failure to respond within such [ * ] is considered a rejection.
The principles of the last two paragraph of Section 3.1 apply to Section 3.2 as well. To avoid any doubt, this Section 3.2 does not apply to Supervax Program Product rights for Low Cost Registration European Countries where such rights for the particular countries have already been passed upon by RBNV through the mechanism of Section 3.1.
3.3	First Negotiation. Dynavax and RBNV agree that, for [ * ] after the Closing Date, neither Party nor their Affiliates, shall negotiate with any third parties, without first negotiating and discussing in good faith with each other, any possible joint development, research, collaboration and/or marketing agreement for [ * ]
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SECTION 4. GRANT OF LICENSES.
4.1	Supervax. RBG hereby confirms its exercise of the exclusive (even as to the grantor) license option in the License Option Agreement Supervax dated November 9, 2005, between RBG and Green Cross Vaccine Corporation (the “Superseded Option”). The terms of such resulting exclusive license are described in the Exclusive License Agreement attached hereto as Exhibit 4.1, which terms supersede the Superseded Option.

4.2	Master Cell Line and Hepatitis B Surface Antigen [ * ] . Subject to any pre-existing third party agreements and the terms of this Agreement (including the covenants specified in Section 6 hereof), RBNV and its Affiliates, hereby with respect to Section 4.2.1 agree that RBG and Dynavax have, and with respect to Section 4.2.2 grant, and confirm the grant, to RBG and Dynavax, of the following rights:

4.2.1	The right to use the Master Cell Line for Hepatitis B surface antigen ([ * ] ) currently in RBG’s possession (including progeny of such cell line) for any and all permitted purposes, including clinical and commercial production. “Permitted purposes” in this context means all activities outside the scope of the exclusive license of Section 4.3.2, other than activities forbidden in Section 6, during the time period forbidden therein.

4.2.2	A non-exclusive license under all Patents (if any) owned, or controlled with the right to sublicense, by RBNV to develop, make, have made, use, offer to sell, sell, store and import Hepatitis B surface antigen ([ * ] ) produced on the Master Cell Line, but while the license of Section 4.3.2 is in effect only outside the scope of the exclusive license of Section 4.3.2; and excluding activities forbidden in Section 6, during the time period forbidden therein.

4.2.3	Sublicense Rights. The rights and licenses specified in 4.2.1 and 4.2.2 above are sublicensable without RBNV’s and its Affiliates’ consent through one or more tiers or layers of sublicensees to RBG’s and Dynavax’s Affiliates, third party contract manufacturers, contract clinical and analytical service providers, distributors, and commercial development and/or marketing partners (including licensees).

4.2.4	The rights and licenses granted in this Section 4.2 are royalty-free and fully paid-up as far as any payments to RBNV and its Affiliates are concerned, and are perpetual.

4.3	RBG License Grants to RBNV. Subject to the terms of this Agreement and any restrictions stated in in-licenses by which RBG acquired Control of any RBG IP that is not owned by RBG, RBG hereby grants to RBNV and its Affiliates, and RBNV and its Affiliates shall hereby receive, the following rights:

4.3.1	a fully paid-up, royalty-free, non-exclusive, license under RBG IP, in perpetuity, to develop, make, have made, use, sell, offer to sell, store, import and export any
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and all products, except for Supervax Program Products, Theravax Program Products, Cytovax Program Products and Heplisav Program Products.
4.3.1.1	The exclusion of Supervax Program Products, Theravax Program Product, Cytovax Program Products and Heplisav Program Products from the foregoing license means (without limitation) that such license does not extend to the making and selling of Hepatitis B surface antigen (or any other ingredient covered by or made using the RBG IP) for inclusion (or under contractual terms that would permit their inclusion) in any Supervax Program Product(s), Theravax Program Product(s), Cytovax Program Product(s) and/or Heplisav Program Product(s). Accordingly, RBNV and their Affiliates shall only supply Hepatitis B surface antigen, made using RBG IP, and such other ingredients to third parties under circumstances in which such third parties (and any entities to which they may transfer such antigen and other ingredients) are legally forbidden and precluded from making Supervax Program Products, Theravax Program Products, Cytovax Program Product and Heplisav Program Products using the supplied quantities of such antigen and other ingredients. Notwithstanding the foregoing, RBNV and its Affiliates shall not be required to amend their existing agreements to comply with the restrictions specified in this Section 4.3.1, but shall exert its reasonable diligent efforts, which do not adversely financially impact RBNV, to include such terms upon amendment thereof and shall include them on any voluntary extension to the relationship (i.e. one that is not required without RBNV’s or its Affiliate’s consent under the contract that exists as of the Closing Date).
4.3.2	a fully paid-up exclusive license under RBG IP, to develop, make, use, offer to sell, store, sell and import Traditional Hepatitis B Vaccines (such as [ * ] and any combination vaccines (containing two (2) or more vaccines directed against diseases caused by independent agents) that (a) include a Traditional Hepatitis B Vaccine (such as [ * ] ), but (b) exclude Heplisav Program Products. Such license shall be exclusive, even as to Dynavax and RBG, for a term lasting until the longer of the end of ten years or the life of the last-to-expire applicable RBG Patent.
4.3.2.1	The foregoing license explicitly does not extend to the making and selling of Hepatitis B surface antigen (or any other ingredient covered by or made using the RBG IP) for inclusion (or under contractual terms that would permit their inclusion) in any Supervax Program Product(s), Theravax Program Product(s), Cytovax Program Product(s) and/or Heplisav Program Products. Accordingly, RBNV and their Affiliates shall only supply Hepatitis B surface antigen, made using RBG IP, and such other ingredients to third parties under circumstances in which such third parties (and any entities to which they may transfer such antigen and other ingredients) are legally forbidden and precluded from making Supervax Program Products, Theravax Program Products, Cytovax Program Product and Heplisav Program Products using the supplied quantities of such
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antigen and other ingredients. Notwithstanding the foregoing, RBNV and its Affiliates shall not be required to amend their existing agreements to comply with the restrictions specified in this Section 4.3.2, but shall exert its reasonable diligent efforts, which do not adversely financially impact RBNV, to include such terms upon amendment thereof and shall include them on any voluntary extension to the relationship (i.e. one that is not required without RBNV’s or its Affiliate’s consent under the contract that exists as of the Closing Date).
4.3.3	For the avoidance of doubt, the licenses of Section 4.3.1 and 4.3.2 do not in any way diminish the scope of RBG’s rights to the Supervax Program Products, Theravax Program Products and Cytovax Program Products.

4.3.4	Sublicense Rights and Restrictions. The licenses of both Sections 4.3.1 and 4.3.2 are subject to restrictions on RBG’s ability to license and sublicense pursuant to pre-existing third-party agreements (i.e. agreements with entities other than Affiliates). Other than such third party licensing restrictions:
(1)	RBNV’s non-exclusive license rights provided in subsection 4.3.1 above are sublicensable in conjunction with the grant of a license or sublicense under [ * ]

(2)	RBNV’s exclusive license rights provided in subsection 4.3.2 above, are sublicensable [ * ] without any requirement that RBNV license other intellectual property in conjunction with the grant of the sublicense.

(3)	To avoid any doubt, any sublicensees under the license of subsection 4.3.1 and any sublicensees under the license of Section 4.3.2 shall be subject to the same restrictions as stated in Sections 4.3.1.1 and 4.3.2.1, respectively, as if such sublicensees were RBNV or an RBNV Affiliate.
4.3.5	RBG Obligation to Secure Third Party Licensor Consent. At RBNV’s written request, RBG shall promptly notify each third party licensor of RBG IP, of RBG’s obligation under Section 4.3 to sublicense rights in such RBG IP to RBNV, and if consent or amendment under the appropriate license agreement is required, then RBG shall [ * ] to obtain written consent from each such third party licensor. Promptly upon securing each required consent from a third party licensor, if the terms of the consent are acceptable to RBNV, then the Parties shall execute a formal sublicense agreement with RBNV providing for (1) the sublicense of RBG IP rights to RBNV, and (2) the assumption of obligations by RBNV as provided for in such third party license agreements. If any such sublicense requires the payment of monies to the third party licensor (including any payment in the form of an amendment that results in a payment of less money to RBG under the contract than without such amendment), RBNV shall be informed in writing of such potential financial obligation, and RBNV shall be responsible for the payment of all such fees to said third party licensor. RBNV shall be entitled to terminate such sublicense in accordance with its terms, but shall not in this manner be able to avoid responsible for any non-cancelable sublicensing-related fees.
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4.3.6	Licensed RBG Patent Maintenance. Given the non-exclusive nature of the license of Section 4.3.1, RBG and Dynavax will be under no requirement to prosecute or maintain RBG Patents, which do not specifically claim [ * ] If RBG and Dynavax elect to abandon any RBG Patent, RBG and/or Dynavax will first give RBNV reasonable notice of such intention and the opportunity to prosecute or maintain such RBG Patent. In this case, optionally, at RBNV’s sole discretion, RBNV may do so in its own name; provided that RBG and Dynavax will receive a non-exclusive license to such RBG Patents, consistent with the licenses granted herein and with any pre-existing third party agreements (i.e. if 3rd party obligations exist that apply to the practice of the inventions claimed in the RBG Patents taken over by RBNV, then RBNV must comply with such 3rd party license obligations respecting such practice). If RBG and Dynavax choose, as part of a strategic move, to abandon a particular RBG Patent, which does not claim specifically [ * ] and which would reasonably benefit the RBG Patent portfolio, then the Parties will diligently [ * ]

4.4	Defense of Patent Litigation. If either Party after the Closing is warned or sued by a third party alleging or charging infringement of any Patents claiming the licensed Know How or the use thereof by either Party or its Affiliates, then the Party that was warned or sued shall notify promptly the other Party. Except only if, as and to the extent otherwise provided in Article 8, each Party shall be responsible, at its expense, for settling and/or defending such warning, allegation or charge (including associated litigation) to the extent relating to such Party’s or its Affiliates’ use of the licensed Know-How. [ * ] Upon a Party’s reasonable request, the other Party agrees to reasonably assist in any such defense on mutually agreed reasonable terms, provided that the requesting Party agrees to reimburse the other Party for the reasonable out of pocket expenses incurred by the other Party for the provision of such assistance. Dynavax and RBG are considered a single “Party” for purposes of this Section 4.4.

4.5	Patent Enforcement.

4.5.1	Notification. In the event that a Party obtains actual knowledge that a third party’s activities likely infringe one or more of the RBG Patents within the scope of the exclusive license granted in Section 4.3.2, it shall promptly notify the other Party of any such likely infringement.

4.5.2	Control of Suit:
4.5.2.1	As to the infringement of exclusively licensed RBG Patents pursuant to Section 4.3.2, RBG shall have the first right to effect termination of such infringement, including bringing suit or other proceedings against the infringer in its own name and the other Parties hereto shall be kept informed at all times of all such proceedings taken by RBG. If RBNV, or
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another Party licensee, requests, such Party may join with RBG as a Party to the lawsuit or other proceeding in a monitoring capacity only at its own expense. However, even if RBNV chooses to join the suit in such a monitoring capacity, RBG shall retain sole control of the prosecution of such suit or proceedings, as the case may be.

4.5.2.2	If (a) RBG elects not to file legal proceedings against a third party within [ * ] such possible infringing activities, and has not engaged in, or has terminated, reasonably diligent business discussions to terminate such infringement, and (b) the infringement involves the commercialization of a product that competes directly with any then-marketed product of RBNV or any of its Affiliates, and if the alleged infringement is likely to have a more than insignificant impact on RBNV’s business in the country(ies) where sales of allegedly infringing product is occurring, then RBNV shall have the right to effect termination of such infringement, including bringing suit or other proceedings against the infringer in its own name. The other Parties hereto shall be kept informed at all times of all such proceedings taken by RBNV. RBNV shall not be authorized to make any admission, consent, or other representation during the proceeding, which would admit the invalidity or unenforceability of an RBG Patent, without the advice and consent, in writing, from RBG, which RBG is entitled to withhold in its reasonable discretion. If RBG (or an RBG Affiliate) requests, such entity may join with RBNV as a party to the lawsuit or other proceeding at its own expense. In this case, RBNV shall retain control of the prosecution of such suit or proceedings, as the case may be, except that RBG shall have the sole right to control the prosecution of such suit or proceedings as regards all matters affecting validity and/or enforceability of the RBG Patent(s).
4.5.3	Costs and Monetary Recovery: Each Party shall bear all its costs incurred in connection with such lawsuit or other proceeding. Any monetary recovery shall first be paid to the Parties (and their Affiliates) to reimburse their legal and other costs associated with the legal proceeding. [ * ] remaining recovery shall be paid to or retained by RBNV, [ * ] remaining recovery shall be paid to or retained by RBG.

4.5.4	Disclaimer. Nothing in this Agreement shall be construed as obligating any Party the right, to proceed against a third party infringer.

4.5.5	Area of No RBNV Enforcement Rights. RBNV and its Affiliates shall not have any right to enforce the RBG Patents outside the scope of the exclusive license in Section 4.3.2 during the time period while it remains exclusive. Without limitation, this means that RBNV and its Affiliates have no right to enforce the RBG Patents within the scope of the non-exclusive license of Section 4.3.1, to the extent broader than the license of Section 4.3.2 (i.e. outside of any overlap between Section 4.3.1 and Section 4.3.2).
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SECTION 5. TECHNICAL ASSISTANCE AND COOPERATION
5.1	Master Cell Line Issues-Cooperation. Dynavax and RBNV acknowledge that the Master Cell Line is (1) used by RBNV and its Affiliates for the production of products that are approved by Governmental Authorities, and that are currently on the market, and (2) is confidential and of crucial importance to the Parties. Accordingly, [ * ] ensure the best and most informed approach. To avoid any doubt, [ * ] Dynavax and RBNV further agree to use reasonable efforts to promptly notify the other party of any and all communications to and from Governmental Authorities relating to the safety of the Master Cell Line, as well as of any communication and/or concerns expressed by such regulatory authority relating to the safety, quality or characterization of the Master Cell Line, and agree to consult promptly with each other to resolve any such concerns with the FDA or such other Governmental Authorities. The Parties agree to share all safety, toxicity and tumorogenicity data regarding the Master Cell Line that any of them (or their Affiliates) generates (or receives or contracts for) [ * ]

5.2	Production Technology Assistance. RBG will provide to RBNV and to its Affiliates reasonable access to assistance regarding the Hepatitis B and Hansensula polymorpha production technologies as in existence at RBG on the Closing (with no updating), as follows:

5.2.1	Troubleshooting. For a period of [ * ] after Closing, RBG will make available for general diagnosis and troubleshooting, in each year during this [ * ] period up to [ * ] at a cost of [ * ] per FTE month, which cost may be adjusted for inflation every year, plus all travel and related expenses, provided that RBNV provides RBG at least [ * ] advance notice of such request. [ * ] RBG’s technical personnel supplied by RBG for such general diagnosis and troubleshooting.

5.2.2	Long Term Projects. For a period of [ * ] after Closing, RBG will make available for long term projects, including training of Parent’s personnel, up to an aggregate of [ * ] of which no more then [ * ] within [ * ] at a cost of [ * ] per FTE month, which cost may be adjusted for inflation every year, plus all travel and related expenses, provided that Parent provides RBG at least [ * ] advance notice of such request. [ * ] RBG technical personnel supplied by RBG for such long term projects.

5.2.3	The aggregate FTEs stated in Sections 5.2.1 and 5.2.2 are stated collectively for RBNV and its Affiliates together. They are not each separately entitled to this number of FTEs.

5.3	No Transfer or Supply Obligations. Other than is mentioned in Sections 5.1 and 5.2, there are no obligations for RBG or RBNV to supply each other or their Affiliates, Know How, products or other materials pursuant to the license grants herein. Any such existing obligations are hereby waived. The Parties remain free to contract in writing for new such obligations in the future in their sole discretions.
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SECTION 6. COVENANTS NOT TO COMPETE
6.1	[ * ] RBG and Dynavax, for [ * ] after Closing, will not develop and/or market, and/or license others to develop and/or market, for [ * ] Hepatitis B vaccine, other than Heplisav Program Products.

6.2	[ * ] RBG and Dynavax, for [ * ] after Closing, will not develop and/or market, and/or license others to develop and/or market, [ * ] other than Heplisav Program Products.
SECTION 7. REPRESENTATIONS AND WARRANTIES
7.1	RBG warrants and represents to RBNV that any and all RBG IP rights licensed from third parties, which rights are necessary for the research, development, manufacture, marketing, sale or importation of the products known as (a) [ * ] and/or (b) HepavaxGene, are sublicensable, and have been sublicensed, to RBNV and its Affiliates, without the need to secure the prior consent from such third parties.

7.2	RBNV, RBG and Dynavax warrant and represent to each other that (i) it has the full right and authority to enter into this Agreement and to grant the rights granted herein; (ii) it has not previously granted any rights to third parties in conflict with the rights and options granted herein; (iii) it shall not violate the law or existing contractual obligations by executing this Agreement; (iv) it is not bound by any obligations to third parties that would impair its ability to perform its obligations or grant the licenses contemplated herein; and (v) it has duly executed this Agreement. UNLESS OTHERWISE EXPRESSLY PROVIDED FOR IN THIS AGREEMENT, EACH PARTY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT, PATENT VALIDITY, TECHNICAL FEASIBILITY, FITNESS FOR ANY PARTICULAR PURPOSE, AND ANY WARRANTIES CONCERNING THE INHERENT PROPERTIES OF KNOW HOW AND RBG IP SUPPLIED OR LICENSED UNDER THIS AGREEMENT. EACH PARTY MAKES NO WARRANTY AS TO THE MERCHANTABILITY OF THE PRODUCTS, ITS LICENSED KNOW HOW OR LICENSED PATENTS.
SECTION 8. INDEMNIFICATIONS AND INSURANCE
8.1	Licensee Third Party Responsibilities.

8.1.1	Dynavax/RBG Responsibility. Dynavax and RBG shall be responsible, and shall hold RBNV harmless for: (i) all financial obligations to third parties (i.e. parties that are not Parties hereto and Affiliates thereof) due to the receipt or exercise by Dynavax or RBG of the rights addressed in section 4.2; and (ii) all requirements in relation to RBNV’s existing (as of the Closing Date) third-party licenses, arising out of Dynavax’s or RBG’s receipt or exercise of the rights addressed in section 4.2 of which RBNV informs Dynavax (i.e. if third-party
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obligations exist (meaning that they are provided for in a written agreement with a third party executed before the Closing Date) for the use of the Master Cell Line by RBG and Dynavax under the license of Section 4.2, then fulfillment of those obligations shall not be RBNV’s responsibility, but RBNV must inform RBG and Dynavax of such third-party obligations in order for RBG and Dynavax to be able to fulfill them). For the avoidance of any doubt, RBNV shall not be liable for any financial obligations to third parties, including for example upstream royalties or other payments, arising out of Dynavax’s, RBG’s or their Affiliates’ exercise of rights to third-party technology the rights in which have been sublicensed hereunder.

8.1.2	RBNV/Affiliate Responsibility. RBNV is responsible, and shall hold RBG and Dynavax harmless for: (i) all financial obligations to third parties (i.e. parties that are not Parties hereto and Affiliates thereof) due to the receipt or exercise by RBNV and its Affiliates of the license of subsection 4.3.1 and/or 4.3.2, and (ii) all requirements in relation to RBG’s existing (as of the Closing Date) third-party licenses for RBG IP, arising out of RBNV’s or its Affiliates’ receipt or exercise of the licenses of subsections 4.3.1 and 4.3.2 of which RBG and/or Dynavax informs RBNV (i.e. if third-party obligations exist (meaning that they are provided for in a written agreement with a third party executed before the Closing Date) for the exercise of the licenses of Sections 4.3.2 and 4.3.2 shall not be Dynavax’s nor RBG’s responsibility, but Dynavax or RBG must inform RBNC of such third-party obligations in order for RBNV and its Affiliates to be able to fulfill them. For the avoidance of any doubt, RBG and Dynavax shall not be liable for any financial obligations to third parties, including for example upstream royalties or other payments, arising out of RBNV’s or its Affiliates’ exercise of rights to third-party RBG IP sublicensed hereunder.

8.1.3	Cooperation. The Parties shall cooperate in the mechanics of making payment to any upstream licensors. This includes that the sublicensing Party will forward payments and reports received from the sublicensed Party to the third-party licensor, promptly after receipt, and will share promptly all notices of delinquency and non-payment received.

8.2	General Product Indemnification.
(a)	Each licensing Party herein (“Licensor”) shall not be liable for, and each licensed Party herein (“Licensee”) shall defend indemnify and hold Licensor together with its Affiliates and the directors, officers and employees of all of them (the “Licensor Indemnitees”) harmless against, any and all liabilities (including product liability and infringement of third party Patents insofar as such infringement relates to activities carried out by Licensee under this Agreement), damages, losses costs, and expenses, including reasonable attorney’s fees (collectively “Damages”), resulting in any manner from third-party claims, demands and actions (collectively, “Claims”) arising out of (a) the use by Licensee or its Affiliates of the Master Cell Line and/or the licensed Know How, or (b) the Licensee’s
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other activities in exercise of a license granted it hereunder, including the development or manufacture of licensed (hereunder) prototypes or clinical supplies by Licensee or its Affiliates, or the use of any licensed (hereunder) product manufactured, or used by Licensee or its Affiliates by any human being regardless of whether such use was contemplated by the Parties, except in the case of each (a) and (b) to the extent such liabilities result from (x) the willful misconduct, or gross negligence by the Licensor Indemnitees and/or (y) the Licensor’s breach of its representations and warranties under this Agreement. For purposes of illustration, Dynavax shall not be responsible and shall be defended and held harmless by RBNV for product liabilities relating to [ * ] while RBNV shall not be responsible for and shall be defended and held harmless by Dynavax and RBG for product liabilities relating to Supervax Program Products, Theravax Program Products and Cytovax Program Products. RBG is the Licensor, and RBNV and its Affiliates are the Licensees, regarding the licenses of Section 4.3. RBNV is the Licensor, and RBG, Dynavax and their Affiliates are the Licensees, regarding the licenses of Section 4.2.

(b)	RBG hereby agrees to indemnify, defend and hold harmless RBNV and its Licensor Indemnitees from and against all Damages resulting from Claims to the extent arising out of (1) a breach of RBG’s representations and warranties under this Agreement, and/or (2) RBG Indemnitees’ willful misconduct, or gross negligence. Likewise, RBNV hereby agrees to indemnify, defend and hold harmless RBG and its Licensor Indemnitees (including Dynavax and its people) from and against all Damages resulting from Claims to the extent arising out of (1) a breach of RBNV’S representations and warranties under this Agreement, and/or (2) RBNV Indemnitees’ willful misconduct, or gross negligence.
8.3	Indemnification Procedure. If a Party (the “Indemnitee”) intends to claim indemnification under Section 8, Indemnitee shall promptly notify the other Party (the “Indemnitor”) of any claim, demand, action, or other proceeding for which the Indemnitee intends to claim such indemnification. The Indemnitor shall have the right to participate in, and to the extent the Indemnitor so desires jointly with any other Indemnitor similarly noticed, to assume the defense thereof with counsel selected by the Indemnitor; provided, however, that the Indemnitee shall have the right to retain its own counsel at Indemnitee’s own expense. The indemnity obligations under this Article 8 shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the prior express written consent of the Indemnitor, which consent shall not be unreasonably withheld or delayed. The failure to deliver notice to the Indemnitor within a reasonable time after notice of any such claim or demand, or the commencement of any such action or other proceeding, only to the extent actually prejudicial to its ability to defend such claim, demand, action or other proceeding, shall relieve such Indemnitor of any liability to the Indemnitee under this Article 8 with respect thereto, but the omission so to deliver notice to the Indemnitor shall not relieve it of any liability that it may have to the
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Indemnitee otherwise than under this Article 8. The Indemnitor may not settle or otherwise consent to an adverse judgment in any such claim, demand, action or other proceeding, that diminishes the rights or interests of the Indemnitee without the prior express written consent of the Indemnitee, which consent shall not be unreasonably withheld or delayed. The Indemnitee, its Affiliates, and all of their employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any claim, demand, action or other proceeding covered by this Section 8.
If the Parties cannot in good faith agree as to the application of Section 8.2 to any particular Claim, then each Party may the conduct its own defense of such Claim and reserves the right to claim indemnification (to the extent provided for in Section 8.2) from the other Party upon resolution of the underlying Claim.
8.4	Insurance. Each Party shall maintain insurance against all foreseeable risks and claims arising from its performance of activities licensed hereunder.

8.5	Limitation of Liability. EXCEPT TO THE EXTENT A PARTY MAY BE REQUIRED TO INDEMNIFY THE OTHER FOR AMOUNTS PAID TO THIRD PARTIES OR AS REGARDS A BREACH OF A CONFIDENTIALITY OBLIGATION, NEITHER PARTY (NOR ITS AFFILIATES) SHALL BE LIABLE TO THE OTHER PARTY (NOR ITS AFFILIATES) FOR PUNITIVE, EXEMPLARY, MULTIPLIED OR CONSEQUENTIAL DAMAGES (SUCH AS LOST PROFITS, OPPORTUNITY COSTS, MISSED BUSINESS OPPORTUNITIES, OR OTHER THINGS CAUSED BUT NOT PROXIMATELY CAUSED BY ANY BREACH OR DEFAULT UNDER THIS AGREEMENT, WHETHER THE THEORY OF LIABILITY IS GROUNDED IN CONTRACT, TORT (INCLUDING NEGLIGENCE) PRODUCT LIABILITY OR OTHERWISE). EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT TO SEEK SUCH DAMAGES.
SECTION 9. MISCELLANEOUS
9.1	Governing Law. This Agreement will be governed by the laws of [ * ] (without giving effect to its conflict of law rules and regulations). Any dispute shall be resolved by arbitration before the London Court of International Arbitration in accordance with the [ * ] applying the substantive law of [ * ] excluding conflicts of law rules.

9.2	Arbitration Procedure.

Any controversy, dispute or claim which may arise out of or in connection with this Agreement, including the exhibits attached hereto, or the interpretation, enforceability, performance, breach, termination or validity thereof, including disputes relating to alleged breach or termination of the foregoing, but excluding any determination as to the infringement, validity or claim interpretation of Patents of each Party related to the subject matter hereof and/or the misuse and/or
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misappropriation of a Party’s Information, (each a “Dispute”) shall be resolved by binding arbitration in accordance with the [ * ] except where this rules conflict with this provision, in which case this provision controls. The Arbitration shall be held in English and shall take place in London. The Dispute shall be construed in accordance with the laws of [ * ] exclusive of conflicts of law rules. The arbitration tribunal shall consist of three neutral arbitrators, each of whom shall be an attorney who (a) has at least fifteen (15) years of experience in the biopharmaceutical field in a law firm or corporate law department of over twenty-five (25) lawyers or (b) was a judge of a court of general jurisdiction. However: (X) at least one of the arbitrators must be an attorney described in clause (a) of the foregoing sentence; (Y) at least one of the arbitrators must be trained in [ * ] and have been admitted to practice in [ * ] ; and (Z) at least one of the arbitrators must be a native English speaker. The arbitrators shall be neutral, independent, disinterested, and impartial. Each Party shall nominate in the request for arbitration and the answer thereto one arbitrator and the two arbitrators so named will then jointly appoint the third arbitrator as chairman of the arbitration tribunal. After appointment, the Parties shall have no ex-parte communication with their proposed arbitrator. If one Party fails to nominate its arbitrator or, if the Parties’ arbitrators cannot agree on the person to be named as chairman within [ * ] the President of the London Court of International Arbitration shall make the necessary appointments. Within [ * ] of initiation of arbitration, the Parties shall reach agreement upon and thereafter follow procedures assuring that the arbitration will be concluded and the award rendered within no more than eight months from selection of the arbitrators. Failing such agreement, the Arbitration Rules of the London Court of International Arbitration will control the procedures and scheduling and the Parties will follow procedures that meet such a time schedule. Each Party has the right before or, if the arbitrators cannot hear the matter within an acceptable period, during the arbitration to seek and obtain from the appropriate court provisional remedies such as attachment, preliminary injunction, replevin, etc., to avoid irreparable harm, maintain the status quo or preserve the subject matter of the arbitration. Any request for such provisional measures by a Party to a court shall not be deemed a waiver of this agreement to arbitrate. In addition, the Arbitrator Tribunal may, at the request of a Party, order provisional or conservatory measures (including, without limitation, preliminary injunctions to prevent breaches hereof) and the Parties shall be able to enforce the terms and provisions of such orders in any court having jurisdiction. The decision of the arbitration tribunal must be in writing and must specify the basis on which the decision was made, and the award of the arbitration tribunal shall be final and judgment upon such an award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such an award and order of enforcement. AS IS CONSISTENT WITH SECTION 8.5, THE ARBITRATOR SHALL BE EMPOWERED TO AND SHALL NOT AWARD ANY PARTY PUNITIVE, EXEMPLARY, MULTIPLIED OR CONSEQUENTIAL DAMAGES (SUCH AS LOST PROFITS, OPPORTUNITY COSTS, MISSED BUSINESS OPPORTUNITIES, OR OTHER THINGS CAUSED BUT NOT PROXIMATELY CAUSED BY ANY BREACH OR
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DEFAULT UNDER THIS AGREEMENT, WHETHER THE THEORY OF LIABILITY IS GROUNDED IN CONTRACT, TORT (INCLUDING NEGLIGENCE) PRODUCT LIABILITY OR OTHERWISE), AND EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT TO SEEK SUCH DAMAGES. NO PARTY MAY SEEK OR OBTAIN PREJUDGMENT INTEREST OR ATTORNEY’S FEES OR COSTS.

9.3	Notice and Reports. All notices required by this Agreement shall be in writing. All notices and reports shall be sent by fax followed by overnight courier to the Parties at the following addresses or such other addresses as may be designated in writing by the respective Parties:

To RBNV:	Rhein Biotech NV
Oude Maasstraat 47,
NL 6229 BC Maastricht,
The Netherlands
[ * ]

To RBG:	Rhein Biotech GmbH
Eichsfelder Strasse 11
Dusseldorf 40595
Germany
[ * ]

To Dynavax:	Dynavax Technologies Corporation
2929 Seventh Street, Suite 100
Berkeley, CA 94710
USA
[ * ]
ATTN: CEO

With a required copy to Dynavax at the same address and fax, to “ATTN: LEGAL DEPARTMENT.”
Any notices shall be deemed given when received by the other Party, including in the case of notices sent by facsimile, if the sender has a valid confirmation of the facsimile going through.
9.4	Priority of Agreement. The Parties agree and acknowledge that this Agreement supersedes any and all prior written or oral agreements between the Parties and any of their affiliates concerning the subject matter of this Agreement. In particular, this Agreement supersedes the Letter of Intent in all respects regarding the subject matter of this Agreement. The Letter of Intent shall not be used to interpret or deemed to limit or modify the terms of this Agreement. However, the Confidentiality Agreement will remain in effect and will not be superseded by this Agreement; provided, however, that information exchanged between the Parties
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(with each Party for this purpose being deemed to include its Affiliates) shall be deemed exchanged under the Confidentiality Agreement) and protected thereunder; and provided, further, that notwithstanding any restriction on use stated in such Confidentiality Agreement, the right of a Party and its Affiliates to use items of confidential information, materials and know-how as stated in this Agreement shall not be restricted by such Confidentiality Agreement within the scope of a right or license granted hereunder to such Party and its Affiliates and instead the Parties’ (and their Affiliates’) rights stated in this Agreement shall prevail. This Agreement and the Exclusive License Agreement between Green Cross and RBG and the Trademark Assignment Agreement both signed on the Closing Date together state the Parties entire agreement with respect to Supervax Program Products, as if they were a single agreement, with none of such agreement superseding any of the others of them.

9.5	Assignability. This Agreement may not be assigned without the prior written consent of the other Party, except (i) to an Affiliate, (ii) upon merger of a Party, or (iii) upon the sale of all or substantially all of Licensee’s assets relating to the manufacture of antibodies or proteins. Any attempted assignment contrary to the terms of this provision shall be void.

9.6	Force Majeure. Neither Party or its Affiliates shall be liable for any unforeseeable event beyond its reasonable control not caused by the fault or negligence of such Party, which causes such Party to be unable to perform its obligations under this Agreement, and which it has been unable to overcome by the exercise of due diligence. In the event of the occurrence of such a force majeure event, the Party unable to perform shall promptly notify the other Party. It shall further use its best efforts to resume performance as quickly as possible and shall suspend performance only for such period of time as is necessary as a result of the force majeure event

9.7	Expenses. Each Party shall bear its own expenses, if not expressly agreed otherwise in this Agreement.

9.8	Amendment and Waiver. This Agreement may be amended or modified only by a writing executed by each of the Parties. No waiver of any breach of this Agreement will be deemed to constitute a continuing waiver of any subsequent breach, whether of the same or of any other provision hereof.

9.9	Severability. If any provision of this Agreement is held or found to be unenforceable, such provision shall be deemed severed and stricken from this Agreement, but the remainder of this Agreement shall under all circumstances remain in full force and effect. The Parties intend that even is a provision is found to be unenforceable and thus deemed severed and stricken from this Agreement, the remaining terms of this Agreement shall continue in effect in all cases, and there shall be no right to rescind or terminate this Agreement.

9.10	Counterparts. This Agreement may be executed in multiple counterparts, each
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of which will constitute an original, but all of which when taken together will constitute a single agreement. Delivery of an executed counterpart signature page of this Agreement by facsimile, email or other electronic transmission will be effective as delivery of a manually executed counterpart of this Agreement.
{REMAINDER OF PAGE INTENTIONALLY BLANK}
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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CONFIDENTIAL
THIS AGREEMENT HAS BEEN EXECUTED BY DYNAVAX, RBG AND RBNV, TO HAVE EFFECT ON THE DATE FIRST WRITTEN ABOVE ON THE FIRST PAGE OF THIS AGREEMENT.

For RBNV:

By:	/s/ P.G.J. Heijmanns

Name:	P.G.J. Heijmanns
Title:	Managing Director

For Dynavax:

By:	/s/ Dino Dina

Name:	Dino Dina, M.D.
Title:	President and CEO

For RBG:

By:	/s/ Frank Ubags

Name:	Frank Ubags
Title:	CEO
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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CONFIDENTIAL
Exhibit 1.16
The RBG Patents
[ * ]
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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CONFIDENTIAL
Exhibit 2.2
Termination of Berna Agreement
TERMINATION AGREEMENT
This Termination Agreement (“Agreement”) is made as of the 21st day of April 2006 (hereinafter the “Effective Date”) by and between
BERNA BIOTECH AG, a Swiss Company having its registered Head Office at Rehhagstrasse 79, CH-3018 Bern, Switzerland (“Berna”)
And
DYNAVAX TECHNOLOGIES CORPORATION, a USA corporation having its offices at 2929 Seventh Street, Suite 100, Berkeley, CA 94710 USA (“Dynavax”).
(With each of Berna and Dynavax, referred individually as a “Party” and collectively as the “Parties”).
WITNESSETH
WHEREAS, Berna is the owner of 100 per cent of the share capital of Rhein Biotech NV (hereinafter “RBNV”), which prior to the Effective Date owned 100 percent of the share capital of Rhein Biotech GmbH (hereinafter “RBG”);
WHEREAS, Berna and Dynavax are parties to the License and Supply Agreement dated November 19, 2003 (“November 19 Agreement”), a copy of which is attached hereto as Exhibit 1;
WHEREAS, Dynavax is purchasing RGB, and RBNV is selling RGB to Dynavax;
WHEREAS, the sale of RBG to Dynavax is conditioned on the Parties’ mutual termination of the November 19, 2003 Agreement on the terms and conditions set forth in this Termination Agreement;
NOW THEREFORE, in consideration of the premises, the mutual understandings and the obligations herein contained, and intending to be legally bound, the Parties do hereby agree as follows,:
1.	Pursuant to Section 15.2 of the November 19 Agreement, the Parties mutually agree to terminate the November 19 Agreement as of the Effective Date.

2.	With the exceptions of (a) any payments already made under the November 19 Agreement, (b) any payments due and owed as of Closing to Berna, and (c) the Parties’ obligations under Section 14 of the November 19 Agreement, all financial and other obligations based on the November 19 Agreement are forever waived and forgiven.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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CONFIDENTIAL
3.	Without limiting the generality of the foregoing, neither Party shall be bound by the surviving Sections 4.4 thorough 4.9, 8, 9 through 13 and 16 of the November 19 Agreement, notwithstanding Section 15.6 of the November 19 Agreement. The confidentiality clause 14 shall, however, survive termination.
4.	Any and all rights of the Parties relating to the subject matter of the November 19 Agreement, shall be only as set forth in the Definitive Commercial Agreement dated as of the Effective Date, among Dynavax, RBG and Rhein Biotech NV.
(Signature page follows)
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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CONFIDENTIAL
IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed, in two copies, each an original, by their respective duly authorized officers and representatives with effect as of the date first above written.
DYNAVAX TECHNOLOGIES CORPORATION

/s/ Dino, Dina

By:	Dino Dina, M.D.	By:	blank

Title:	President & CEO	Title:	blank

Date:	blank	Date:	blank

BERNA BIOTECH AG

/s/ René Beukema

By:	René Beukema	By:	blank

Title:	General Counsel & Corporate
	Secretary of Crucell Holland, B.V.	Title:	blank

Date:	21 April, 2006	Date:	blank

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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CONFIDENTIAL
Exhibit 2.3
Supervax Trademark Assignment Agreement
TRADEMARK ASSIGNMENT AGREEMENT

This Trademark Assignment Agreement (“Agreement”) is made as of the .... day of March 2006 (hereinafter the “Effective Date”) by and between
BERNA BIOTECH AG, a Swiss Company having its registered Head Office at Rehhagstrasse 79, CH-3018 Bern, Switzerland (“Assignor”)
And
RHEIN BIOTECH GmbH, formed and in good standing under the laws of Germany, having its seat in Dusseldorf, Eichsfelder Strasse 11, 40595, Germany, (“Assignee”);
WITNESSETH
WHEREAS, Assignor has adopted, and used, the mark “SUPERVAX” (hereinafter the “Trademark”), which it has registered worldwide. Attached Exhibit 1 identifies the specific registrations by country;
WHEREAS, Assignor has exclusively licensed, on a worldwide basis, the Trademark to Assignee in a Trademark License Agreement having the Effective Date of October 24, 2005;
WHEREAS, Assignor is selling its equity interest in Assignee to another Party, and as a consequence, is willing to assign the Trademark to Assignee, and Assignee is willing to acquire title to such Trademark;
NOW THEREFORE, in consideration of the premises, the mutual understandings and the obligations herein contained, and intending to be legally bound, Assignor and Assignee do hereby agree as follows,:
1.	For good and valuable consideration, the receipt of which is hereby acknowledged, Assignor does hereby assign to Assignee all rights, title and interest in and to said Trademark, the goodwill of the business symbolized by said mark, along with the registrations thereof worldwide.

2.	Assignor shall cooperate with all of Assignee’s reasonable requests for the execution of formal documents, which Assignee may require to record its title to said registrations with, and assume responsibilities for representation before, the trademark office authorities of the various countries in which the Trademark is registered.

3.	As of Closing, Assignee shall assume all responsibilities for the filing, prosecution, and maintenance of the Trademark worldwide.
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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4.	The terms and conditions of this Assignment Agreement, including the Attachments hereto, constitute the entire agreement and understanding of the Parties, supersede all previous communications, whether oral or written, between the Parties, including any previous agreement or understanding varying or extending the same. There are no further or other agreements or understandings, written or oral, in effect between the Parties with respect to the subject matter hereof.

5.	This Agreement may be released, discharged, abandoned, changed or modified in any manner, only by an instrument in writing of equal formality, signed by the duly authorized officer or representative of the Parties.

6.	Notices. All notices required by this Agreement shall be in writing. All notices shall be sent by fax followed by overnight courier to the Parties at the following addresses or such other addresses as may be designated in writing by the respective Parties:
To Berna:	Berna Biotech AG Rehhagstrasse 79 CH-3018 Berne Switzerland [ * ]

To RBG:	Rhein Biotech GmbH Eichsfelder Strasse 11 Dusseldorf 40595 Germany [ * ]
Any notices shall be deemed given when received by the other Party.

7.	Force Majeure. No Party, or its Affiliates, shall be liable for any failure or delay in performance under this Agreement which is due in whole or in part directly or indirectly to any cause of any nature beyond the reasonable control of such Party or its Affiliate.
(Signature page follows)
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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CONFIDENTIAL
IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed, in two copies, each an original, by their respective duly authorized officers and representatives with effect as of the date first above written.
RHEIN BIOTECH GmbH

/s/ Frank Ubags		/s/ Z. Janowicz

By:	Frank Ubags	By:	Z. Janowicz
Title:	managing director	Title:	COO

Date:	21 April, 2006	Date:	21 April, 2006
BERNA BIOTECH AG

/s/ René Beukema

By:	René Beukema	By: blank
Title:	General Counsel & Corporate
	Secretary of Crucell Holland, B.V.	Title: blank

Date:	21 April 2006	Date: blank
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

30.